                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting  Material  Pursuant to 240.14a-11(c) or 240.14a-12
                       Western Power & Equipment Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                           WESTERN POWER & EQUIPMENT CORP.
                            4601 NE 77TH AVENUE, SUITE 200
                             VANCOUVER, WASHINGTON 98662
                               ------------------------

                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD DECEMBER 4, 1996

To the Stockholders of
  WESTERN POWER & EQUIPMENT CORP.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting (the "Annual Meeting") of Stockholders of Western Power & Equipment Corp. (the "Company" or the "Corporation") will be held at The Benson Hotel, Cambridge Suite, 309 S.W. Broadway, Portland, Oregon 97205, on Wednesday, December 4, 1996, at 1:30 p.m. local time for the following purposes:

          1. To elect four (4) directors to hold office until the next Annual Meeting;

          2. To ratify the selection of Price Waterhouse as auditors of the Company for the Fiscal Year ending July 31, 1997;

          3. To authorize and ratify an increase of the number of shares of common stock of the Company, $.01 par value (the "Common Stock") underlying and available for the granting of options under the Company's 1995 Employee Stock Option Plan (the "Employee Plan"), from 850,000 shares of Common Stock to 1,500,000 shares of Common Stock;

         4. To authorize and ratify the Company's 1995 Stock Option Plan For Non-Employee Directors (the "Directors Plan"), which Directors Plan contains 50,000 shares of Common Stock underlying and available for the granting of options under such plan;

         5. To transact such business as may properly come before the meeting or any adjournment or adjournments thereof.

      The Board of Directors has fixed October 18, 1996 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof. The stock transfer books of the Company will not be closed, but only shareholders of record at the close of business on October 18, 1996 will be entitled to vote at the meeting or any adjournment or adjournments thereof. The approximate mailing date for proxy materials will be November 16, 1996.
                                  By Order of the Board of Directors

                                  Robert M. Rubin
                                  CHAIRMAN OF THE BOARD


             WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, SIGN AND
               RETURN YOUR PROXY CARD PROMPTLY IN THE ENCLOSED STAMPED
                           ENVELOPE PROVIDED FOR YOUR USE.

                           WESTERN POWER & EQUIPMENT CORP.
                            4601 NE 77TH AVENUE, SUITE 200
                             VANCOUVER, WASHINGTON 98662
                         -----------------------------------
                                   PROXY STATEMENT
                         -----------------------------------

                     GENERAL INFORMATION CONCERNING SOLICITATION

    This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Western Power & Equipment Corp. (hereinafter referred to as the "Company" or the "Corporation"), for its Annual Meeting of Stockholders (the "Meeting") to be held at 1:30 P.M. on Wednesday, December 4, 1996, or any adjournments thereof, at The Benson Hotel, Cambridge Suite, 309 S.W. Broadway, Portland, Oregon 97205. Shares cannot be voted at the meeting unless their owner is present in person or represented by proxy. Copies of this proxy statement and the accompanying form of proxy shall be mailed to the shareholders of the Company on or about November 16, 1996, accompanied by a copy of the Annual Report of the Company containing financial statements as of and for the Fiscal Years ended July 31, 1996, 1995, and 1994, together with other information respecting the Company.

    If a proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the specifications made, or if no specification is made the shares will be voted to approve each proposition and to elect each nominee for director identified on the proxy. Any shareholder giving a proxy has the power to revoke it at any time before it is voted by filing with the Secretary of the Company a notice in writing revoking it. A proxy may also be revoked by any shareholder present at the Meeting who expresses a desire in writing to revoke a previously delivered proxy and to vote his or her shares in person. The mere presence at the Meeting of the person appointing a proxy does not revoke the appointment. In order to revoke a properly executed and returned proxy, the Company must receive a duly executed written revocation of that proxy before it is voted. A proxy received after a vote is taken at the Meeting will not revoke a proxy received prior to the Meeting; and a subsequently dated proxy received prior to the vote will revoke a previously dated proxy.

    All expenses in connection with the solicitation of proxies, including the cost of preparing, handling, printing and mailing the Notice of Annual Meeting, Proxies and Proxy Statements will be borne by the Company. Directors, officers and regular employees of the Company, who will receive no additional compensation therefor, may solicit proxies by telephone or personal call, the cost of which will be nominal and will be borne by the Company. In addition, the Company will reimburse brokerage houses and other institutions and fiduciaries for their expenses in forwarding proxies and proxy soliciting material to their principals.

    As of November 1, American United Global, Inc., the parent of the Company which holds 2,000,000 shares of Company common stock. Such holdings give it the right to cast 2,000,000 of the votes represented by shares of the voting stock of the Company, in the aggregate constituting approximately 56.6% of the total votes represented by shares entitled to vote at the Meeting.

American United Global, Inc. has indicated its intention to vote in favor of all nominees for director and all other matters to be submitted for consideration at the Meeting.













            (The remainder of this page has been intentionally left blank)

                           DIRECTORS, NOMINEES FOR DIRECTOR
                        AND EXECUTIVE OFFICERS OF THE COMPANY

THE FOLLOWING TABLE SETS FORTH INFORMATION WITH RESPECT TO DIRECTORS, NOMINEES FOR DIRECTORS, EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES OF THE COMPANY AS OF NOVEMBER 1, 1995. THERE ARE NO PENDING LEGAL PROCEEDINGS TO WHICH ANY DIRECTOR OR EXECUTIVE OFFICER OF THE COMPANY IS A PARTY ADVERSE TO THE COMPANY.

      NAME                   AGE                      POSITION
      ----                   ---                      --------

 Robert M. Rubin             56             Chairman of the Board of Directors;
                                            Nominee for Director
 C. Dean McLain              43             President, Chief Executive Officer
                                            and Director; Nominee for Director
 Thomas D. Berkompas         35             Vice President - Finance, Chief
                                            Financial Officer and Secretary
 Harold Chapman, Jr.         35             Director; Nominee for Director
 James H. Penland            67             Director; Nominee for Director


Set forth below is a brief background of the executive officers and directors of the Company, based on information supplied by them.

ROBERT M. RUBIN. Mr. Rubin has served as the Chairman of the Board of Directors of the Company since November 20, 1992. Between November 20, 1992 and March 7, 1993, Mr. Rubin served as Chief Executive Officer of the Company. In addition, between October 1990 and January 1, 1994, Mr. Rubin served as Chairman and Chief Executive Officer of American United Global, Inc. ("AUGI"). From January 19, 1996 through the present, Mr. Rubin has again served as Chief Executive Officer of AUGI. Mr. Rubin was the founder, President, Chief Executive Officer and a Director of Superior Care, Inc. ("SCI") from its inception in 1976 until May 1986. Mr. Rubin continued as a director of SCI (now known as Olsten Corporation ("Olsten")) until the latter part of 1987. Olsten, a New York Stock Exchange listed company, is engaged in providing home care and institutional staffing services and health care management services. Mr. Rubin is Chairman of the Board, Chief Executive Officer and a stockholder of ERD Waste Technology, Inc., a diversified waste management public company specializing in the management and disposal of municipal solid waste, industrial and commercial non-hazardous waste and hazardous waste. Mr. Rubin is a former director and Vice Chairman, and currently a minority stockholder, of American Complex Care, Incorporated, a public company formerly engaged in providing on-site health care services, including intra-dermal infusion therapies. In April 1995, American Complex Care, Incorporated's operating subsidiaries made assignments of their assets for the benefit of creditors without resort to bankruptcy proceedings. Mr. Rubin is also Chairman of the Board and a minority stockholder of Universal Self Care, Inc., a public company engaged in the sale of products used by diabetics. Mr. Rubin is also a director and a minority stockholder of Response USA, Inc., a public company engaged in the sale and distribution of personal emergency response systems; Diplomat Corporation, a public company engaged in the manufacture and distribution of baby products; Help at Home, Inc., a public company which provides home health care personnel; Arzan International (1991) Ltd.; and Kay Kotts Associates, Inc., a public company engaged in providing tax preparation and assistance service.

C. DEAN MCLAIN. Mr. McLain has served as President, Chief Executive Officer and a director of the Company since March 7, 1993. From March 1, 1993 through June 13, 1995, Mr. McLain served as Executive Vice President of AUGI. Mr. McLain has served on the Board of Directors of AUGI since March 7, 1994. From 1989 to 1993, Mr. McLain served as Manager of privatization of Case Corporation. From 1985 to 1989, Mr. McLain served as General Manager of Lake State Equipment, a distributor of John Deere construction equipment. Mr. McLain was awarded a B.S. degree in Business and Economics and a Master of Business Administration degree by West Texas State University.

THOMAS D. BERKOMPAS. Mr. Berkompas joined the Company in June 1993 as Vice President, Finance and Chief Financial Officer. From July 1983 to June 1993, he was employed at Price Waterhouse, LLP, where he worked with established and emerging growth companies and attained the level of Senior Audit Manager. Mr. Berkompas is a certified public accountant and received his B.A. degree in Business Economics from Calvin College.

JAMES H. PENLAND. Until his retirement in 1993, Mr. Penland had spent forty-four years in the construction and agricultural equipment business. He was associated with International Harvester Corporation for approximately 36 years, and for the eight years prior to his retirement was associated in various managerial capacities with Case Corporation. He joined the Company's Board of Directors in March 1995.

HAROLD CHAPMAN, JR. Mr. Chapman joined the Company's Board of Directors in July 1995. Mr. Chapman is a partner in and general manager of Crown Power and Equipment Co., a multi-line equipment distributor based in Columbia, Missouri. Prior to joining Crown Power and Equipment in 1992, Mr. Chapman was in retail management with Case Corporation for 10 years.




COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT.

To the knowledge of the Company, no officers, directors, beneficial owners of more than 10 percent of any class of equity securities of the Company registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any other person subject to Section 16 of the Exchange Act with respect to the Company, failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the most recent fiscal year, which ended July 31, 1996.

EXECUTIVE COMPENSATION

The following table sets forth the amount of all compensation paid by the Company for services rendered during each of the three fiscal years of the Company ended July 31, 1996, 1995 and 1994 to each of the Company's most highly compensated executive officers and key employees whose total compensation exceeded $100,000, and to all executive officers and key employees of the Company as a group.

                              SUMMARY COMPENSATION TABLE



                                                                                       Long-Term Compensation
---------------------------------------------------------------------------------------------------------------------------------
                                       Annual Compensation                         Awards                    Payouts
                                   ----------------------------------------------------------------------------------
                                                                     Other                                              All Other
                                                                     Annual     Restricted                               Compen-
Name and Principal                                                   Compen-      Stock         Options/       LTIP       sation
Position                     Year        Salary          Bonus        sation       Awards         SARs(#)      Payouts
---------------------------------------------------------------------------------------------------------------------------------
Robert M. Rubin              1996       $150,000       $50,000        $  0         $   0     0    150,000      $   0        $   0
Chairman and Director(1)     1995       $ 75,000       $25,000        $  0             0            0          $   0        $   0
                             1994       $ 62,500       $34,800        $  0         $   0            0          $   0        $   0


C. Dean McLain               1996       $250,000       $84,868        $  0         $   0         300,000*      $   0        $   0
Executive Vice President     1995       $170,709       $75,000        $  0         $   0         150,000       $   0        $   0
and Director; President      1994       $144,835       $30,000        $  0         $   0           0           $   0        $   0
and CEO of Western(2)



___________________

* Reflects the repricing of options to acquire 150,000 shares and the original issuance of options to acquire 150,000 shares.

    (1) The foregoing annual compensation amounts represent 50% of the $125,000 in annual cash salary paid to Mr. Rubin by AUGI and its subsidiaries, including the Company, in fiscal 1994 and 50% of the $150,000 in annual cash salary paid to Mr. Rubin by AUGI and its subsidiaries, including the Company, in fiscal 1995, and 50% of the $50,000 and $69,600 annual bonuses payable to Mr. Rubin under the terms of his employment agreement with AUGI during fiscal 1995 and 1994, respectively. The Company entered into a separate employment agreement with Mr. Rubin, effective June 14, 1995 and expiring July 31, 1998, pursuant to which Mr. Rubin is paid a base salary of $150,000 plus an annual bonus. See "Compensation Committee Interlocks and Insider Participation" and "Employment and Incentive Compensation Agreements" below.

    (2)  Mr. McLain joined the Company in March 1993, when he became its Chief
         Executive Officer.   On March 1, 1993, July 31, 1994 and July 31,
         1995, Mr. McLain was permitted to and did purchase from AUGI 8,000, 6,000 and 6,000 shares of AUGI's common stock, respectively, at a price of $.01 per share. On March 1, 1993, on August 1, 1994 and on August 1, 1995, the closing prices for a share of AUGI's common stock as reported by NASDAQ was $5.75, $4.0625 and $4.875, respectively. In addition, $38,095 was paid by AUGI to Mr. McLain during fiscal 1993 pursuant to the terms of his employment agreement dated February 12, 1993, as reimbursement for certain expenses that he incurred in connection with his move to Washington State, and the sale of his former residence, in order to permit his assuming his employment duties. Effective as of August 1, 1995, Mr. McLain's employment agreement with the Company was terminated and he entered into an amended employment agreement expiring July 31, 2005. The base salary under this employment agreement commences at $250,000 for fiscal 1996, and rises to $300,000 for fiscal 2000. His employment agreement also calls for Incentive Bonuses under certain circumstances. See "Compensation Committee Interlocks and Insider Participation" and "Employment and Incentive Compensation Agreements" below.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation Committee of the Board of Directors (the "Compensation Committee") was established in March 1995 and currently consists of Harold Chapman and James Penland. Mr. Penland has been a member of the Compensation Committee since its inception; Mr. Chapman was made a member of the Compensation Committee in September 1995. Mr. Rubin, an earlier member of the Compensation Committee, resigned during fiscal 1996. During the last fiscal year, other than Messrs. Rubin and McLain, who are officers and directors of the Company, no officers or employees of the Company participated in compensation decisions relating to executive officers of the Company. All compensation decisions for the Company were made by the full Board of Directors. Mr. Rubin's annual compensation identified in the Summary Compensation Table was provided for under his employment agreement with AUGI and his subsequent separate employment agreement with the Company which was entered into effective June 14, 1995 and which was approved by a vote of the Company's Board of Directors. Mr. McLain's annual compensation is provided for under his employment contract with the Company which was entered into as of August 1, 1995, and his amended and restated employment agreement that was effective August 1, 1995. Both agreements were approved by the Company's Board of Directors. See "Employment and Incentive Compensation Agreements" below.

    Other than participation in the Company's "Non-Management Directors Stock Option Plan" (see, "Non-Management Directors Stock Option Plan," below) no director of the Company receives any directors fees for attendance at Board meetings, other than Messrs. Penland and Chapman who each receive a fee of $500 per meeting. All directors are entitled to receive reimbursement for actual expenses of such attendance.

    The Company's Audit Committee of the Board of Directors consists of C. Dean McLain, Harold Chapman and James Penland. No executive officers or directors of any other publicly held companies serve on the Company's Compensation Committee, other than Robert M. Rubin, who is a director and member of the compensation committee of AUGI, and Dean McLain, who is a director of AUGI.

COMPENSATION POLICY AND OTHER COMPENSATION

    During the fiscal year ended July 31, 1996, the Company's Board of Directors decided all compensation matters relating to the Company's executive officers.

    The Board of Directors of the Company has decided that the best way to attract and retain highly capable employees on a basis that will encourage them to perform at increasing levels of effectiveness, and to use their best efforts to promote the growth and profitability of the Company and its subsidiaries, is to enter into employment agreements with its senior executive officers. Messrs. Rubin and McLain are each under contract with the Company. This has enabled the Board to concentrate on the negotiation of particular employment contracts rather than on the formulation of more general compensation policies for all management and other personnel. The Company believes that its compensation levels as to all of its employees are comparable to, if not generally lower than, industry standards. See "Employment and Incentive Compensation Agreements".

    In setting levels of compensation under such employment contracts, and in approving management's compensation of all other Company employees, the Board of Directors has evaluated the Company's overall performance, the contribution of particular individuals to Company performance and industry compensation standards.

    The Company has adopted a policy of compensating non-employee Directors at the rate of $500 per meeting (plus reasonable out-of-pocket expenses in a manner consistent with past practice) for attendance at meetings of the Company's Board of Directors, as well as with participation in the Company's Non-management Directors Stock Option Plan." At this time, Harold Chapman, Jr. and James Penland are the only directors eligible to be compensated pursuant to this policy.

HAROLD CHAPMAN, JR.               ROBERT M. RUBIN          C. DEAN MCLAIN

                                    JAMES PENLAND


EMPLOYMENT AND INCENTIVE COMPENSATION AGREEMENTS

    Upon completion of the Company's 1995 initial public offering (the "Offering"), the Company entered into a separate employment agreement with Mr. Rubin, effective as of June 13, 1995 and expiring July 31, 1998. Pursuant to such agreement, Mr. Rubin will serve as Chairman of the Board of the Company and shall receive an annual base salary of $150,000, payable at the rate of $12,500 per month from the effective date of such agreement. In addition to his base annual salary, Mr. Rubin shall be entitled to receive an annual bonus equal to $50,000 per annum, payable only in the event that the "consolidated pre-tax income" of the Company (as defined) shall be in excess of $3,000,000 for the fiscal year ending July 31, 1996, $3,500,000 for the fiscal year ending July 31, 1997, and $4,000,000 for the fiscal year ending July 31, 1998, respectively. Under the terms of his employment agreement with the Company, Mr. Rubin is only obligated to devote a portion of his business and professional time to the Company (estimated at approximately 20%). The term "consolidated pre-tax income" is defined as consolidated net income of the Company and any subsidiaries of the Company subsequently created or acquired, before income taxes and gains or losses from disposition or purchases of assets or other extraordinary items. Mr. Rubin received a $50,000 bonus for the Company's 1996 fiscal year under the terms of his employment agreement. In March 1996, Mr. Rubin received options to acquire 150,000 shares of Common Stock, exercisable at $4.50 per share and vesting 50% on each of the first and second anniversaries of the date of grant.

    Effective as of August 1, 1995, Mr. McLain's employment agreement with AUGI was terminated and he entered into an amended employment agreement with the Company, expiring July 31, 2005. Pursuant to such agreement, Mr. McLain serves as President and Chief Executive Officer of the Company and will receive an annual base salary, payable monthly, of $250,000 through the end of fiscal 1996, $265,000 per annum in fiscal 1997, $280,000 per annum in fiscal 1998, $290,000
per annum in fiscal 1999, and $300,000 per annum in fiscal 2000.   For each of
the fiscal years ending 2001, 2002, 2003, 2004 and 2005, inclusive, Mr. McLain's base salary shall be determined by the Compensation Committee and ratified by the full Board of Directors. Such base salary in each of the five fiscal years from 2001 through 2005 shall not be less than the annual base salary in effect in the immediately preceding fiscal year, plus a cost of living adjustment. In addition, Mr. McLain will be entitled to receive bonus payments in each of the five fiscal years ending 1996 through 2000, inclusive, equal to 5% of the consolidated pre-tax income in excess of $1,750,000 in each such fiscal year (the "Incentive Bonus"); provided, that the maximum amount of the Incentive Bonus payable by the Company to Mr. McLain shall not exceed $150,000 in any such fiscal year, without regard to the amount by which the Company's consolidated pre-tax income shall exceed $1,750,000 in any of such fiscal years. Mr. McLain received a $84,868 bonus for the Company's 1996 fiscal year under the terms of his employment agreement. For each of the fiscal years ending 2001 through 2005, Mr. McLain's Incentive Bonus shall be determined by the Compensation Committee and ratified by the full Board of Directors. The maximum annual Incentive Bonus which Mr. McLain shall be entitled to receive during each of the fiscal years ending 2001 through 2005 shall not be less than $150,000. As used in Mr. McLain's employment agreement, the term "consolidated pre-tax income" is defined as consolidated net income of the Company and any subsidiaries of the Company subsequently created or acquired, before the Incentive Bonus, income taxes and gains or losses from disposition or purchases of assets or other extraordinary items.

    Under the terms of his amended employment agreement, Mr. McLain received options to acquire 150,000 shares of Company common stock, exercisable at $6.50 per share, awarded to him under the Company's 1995 Stock Option Plan. Such exercise price was the closing sale price of the Company's common stock on August 1, 1995 as reported by NASDAQ. On December 28, 1995, all 300,000 options previously granted to Mr. McLain under the Plan were repriced, such that all of his existing options were terminated and he was granted 300,000 new options under the Plan exercisable at $4.50 per share. All of such options vested in full in July 1996. See, "Repricing of Stock Options."

    Under the terms of his employment agreement, Mr. McLain is also entitled to receive options to purchase 75,000 additional shares of Company Common Stock under the Plan with respect to the Company's fiscal year ending July 31, 1998, at the market price per share of Common Stock on July 31, 1998, in the event that the accumulated consolidated pre-tax income of the Company for the three consecutive fiscal years ending 1996, 1997 and 1998 shall equal or exceed $9,000,000. Mr. McLain shall also be entitled to receive options to purchase 50,000 additional shares of Company Common Stock under the Plan with respect to the Company's fiscal year ending July 31, 2000 in the event that the accumulated consolidated pre-tax income of the Company for the two consecutive fiscal years ending 1999 and 2000 shall equal or exceed $7,000,000.

    In the event that the Company does not meet the accumulated consolidated pre-tax income levels described above, Mr. McLain shall still be entitled to receive options to purchase 125,000 shares under the Plan (minus any options granted with respect to the fiscal years ending in 1998 and 2000), exercisable at the market price per share on July 31, 2000, should the accumulated consolidated pre-tax income of the Company for the five fiscal years ending 1996 through 2000 equal or exceed $16,000,000. In the event such additional incentive stock options become available to him, Mr. McLain may exercise such options beginning August 1, 1996 and ending July 31, 2005. Mr. McLain's employment agreement also provides for fringe benefits as are customary for senior executive officers in the industry in which the Company operates, including medical coverage, excess life insurance benefits, and use of an automobile supplied by the Company in addition to a $500 per month auto allowance, the aggregate value of which is estimated at approximately $20,000 per year.

STOCK OPTIONS

                          OPTION GRANTS IN FISCAL YEAR 1996

The following table identifies individual grants of stock options made during the last completed fiscal year to the executive officers named in the Summary Compensation Table:


                                                              REALIZABLE
                                                              VALUE AT
                                                              ASSUMED ANNUAL
                                                              RATES OF STOCK
                                                              PRICE
                                                              APPRECIATION
                       INDIVIDUAL GRANTS                      FOR OPTION TERM
--------------------------------------------------------------------------------
    (a)           (b)         (c)        (d)       (e)       (f)      (g)
                           % OF TOTAL
                 OPTIONS/ OPTIONS/SARS  EXERCISE
                   SARs    GRANTED TO    OF BASE
                 GRANTED  EMPLOYEES IN   PRICE   EXPIRATION
    NAME           (#)     FISCAL YEAR   ($/SH)     DATE      5%($)   10%($)
    ----         -------  ------------  -------- ----------  -------  --------
C. Dean McLain  300,000           60%       $4.50     12/05 $849,008 $2,151,552
Robert M.Rubin  150,000           30%       $4.50      3/06 $424,504 $1,075,776

The following table provides information concerning the exercise of stock options during the last completed fiscal year by each executive officer named in the Summary Compensation Table, and the fiscal year-end value of unexercised options held by each such person.

                           AGGREGATED OPTION/SAR EXERCISED
                            IN LAST FISCAL YEAR AND FISCAL
                             YEAR-END OPTION/SAR VALUES
--------------------------------------------------------------------------------
     (a)          (b)         (c)           (d)                (e)

                                          NUMBER OF           VALUE OF
                                         UNEXERCISED       UNEXERCISED IN-
                                        OPTIONS/SARS          THE-MONEY
                 SHARES       VALUE       AT FISCAL          OPTIONS/SARS
               ACQUIRED ON   REALIZED     YEAR-END        AT FISCAL YEAR-END
     NAME      EXERCISE (#)    ($)          (#)                  ($)
     ----      ------------   -----     ------------      ------------------

                                       EXERCISABLE/         EXERCISABLE/
                                        UNEXERCISABLE       UNEXERCISABLE

 C. Dean McLain    -0-        -0-       300,000/0            $862,500/0

 Robert M. Rubin   -0-        -0-       0/150,000            0/$431,250
------------------------------------------

NON-MANAGEMENT DIRECTORS STOCK OPTION PLAN

    On December 28, 1995, the Company adopted a Non-Management Directors Stock Option Plan for the purpose of compensating all of the Company's outside directors for their annual service on the Company's Board of Directors (the "Formula Plan"). Under the terms of the Formula Plan, the Company automatically grants to each non-management director five-year options to acquire 2,500 shares of the Company's Common Stock on February 1, 1996 and on each succeeding August 1 upon which the non-management director is a member of the Company's Board of Directors. Options granted under the Formula Plan are exercisable at the market price of a share of Company Common Stock on the date of option grant. The Formula Plan terminates on December 31, 2000, and a maximum of 50,000 shares of Company Common Stock are available for the granting of options under the plan. The Formula Plan was adopted by the Board and is subject to stockholder approval, without which the Formula Plan itself and the options granted thereunder are not effective. The Company intends to present the Formula Plan for stockholder approval at the Company's 1996 Annual Stockholders Meeting. See, "IV. AUTHORIZATION AND RATIFICATION OF THE 1995 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS," below.

REPRICING OF STOCK OPTIONS

                                   TEN-YEAR OPTION
                                      REPRICINGS

                         -----------------------------------



                                                                                                           LENGTH OF
                                  NUMBER OF                                                                ORIGINAL
                                 SECURITIES       MARKET PRICE         EXERCISE                           OPTION TERM
                                  UNDERLYING      OF STOCK AT          PRICE AT                           REMAINING AT
                                 OPTIONS/SARS       TIME OF             TIME OF                             DATE OF
                                 REPRICED OR      REPRICING OF         REPRICING        NEW EXERCISE      REPRICING OF
                                   AMENDED         AMENDMENT          OR AMENDMENT         PRICE           AMENDMENT
       NAME           DATE           (#)              ($)                 ($)               ($)               ($)
       (a)            (b)            (c)              (d)                 (e)               (f)               (g)
 C. Dean McLain     12/28/95       150,000           $4.50               $6.50             $4.50           9.5 years
                                   common
                                   shares

 C. Dean McLain     12/28/95       150,000           $4.50               $6.50             $4.50           4.5 years
                                   common
                                   shares



    On December 28, 1995, all outstanding options to acquire 350,000 shares of Company Common Stock granted under the Company's 1995 Stock Option Plan were priced. Options to acquire 200,000 shares of Common Stock (150,000 options to Mr. McLain) were originally granted under the Plan in March 1995 at an exercise price of $8.00 per share, prior to consummation of the Offering. In May 1995, all of such options were repriced to provide for an exercise price of $6.50 per share, the anticipated public offering price of the shares to be sold in the Offering. In December 1995, the full Board of Directors acted to reprice all outstanding options granted under the Plan, which were exercisable at $6.50 per share to acquire an aggregate of 350,000 shares of Common Stock. All such repriced options were granted at an exercise price of $4.50 per share, the fair market value of a share of the Common Stock on the date of repricing.

    The Board of Directors effected the repricing in May 1995 in order to permit option holders to receive options at the anticipated public offering price for the shares, which Offering was consummated at $6.50 per share subsequent to the original granting at $8.00 per share. The Board of Directors effected the subsequent December 1995 repricing, which lowered the exercise price of the outstanding options from $6.50 per share to $4.50 per share (the then current market price for the Common Stock), in order to provide option holders a true incentive for continuing performance on behalf of the Company.

ROBERT M. RUBIN         C. DEAN MCLAIN      HAROLD CHAPMAN, JR.

                                   JAMES PENLAND

LIMITATION OF DIRECTORS' AND OFFICERS' LIABILITY AND INDEMNIFICATION

    The Company has included in its Certificate of Incorporation and/or By-laws provisions to (i) eliminate the personal liability of its directors and officers for monetary damages resulting from breaches of their fiduciary duty (provided that such provisions do not eliminate liability for breaches of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, violations under Section 174 of the Delaware Law, or for any transaction from which the director and/or officer derived an improper personal benefit), and (ii) indemnify its directors and officers to the fullest extent permitted by the Delaware Law, including circumstances in which indemnification is otherwise discretionary. The Company believes that these provisions are necessary to attract and retain qualified persons as directors and officers.

    The Company intends to enter into separate but identical indemnity agreements (the "Indemnity Agreements") with each director and executive officer of the Company (the "Indemnitees"). The Indemnity Agreements will provide that the Company will indemnify each Indemnitee against any amounts that he becomes legally obligated to pay in connection with any claim against him based upon any act, omission, neglect or breach of duty that he may commit, omit or suffer while acting in his capacity as a director and/or officer of the Company; provided, that such claim: (i) is not based upon the Indemnitee's gaining any personal profit or advantage to which he is not legally entitled; (ii) is not for an accounting of profits made from the purchase or sale by the Indemnitee of securities of the Company within the meaning of Section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of any state law; and
(iii) is not based upon the Indemnitee's knowingly fraudulent, deliberately dishonest or willful misconduct. The Indemnity Agreements also provide that all costs and expenses incurred by the Indemnitee in defending or investigating such claim shall be paid by the Company in advance of the final disposition thereof, unless the Company, independent legal counsel, the stockholders of the Company or a court of competent jurisdiction determines that: (x) the Indemnitee did not act in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the Company; (y) in the case of any criminal action or proceeding, the Indemnitee had reasonable cause to believe his conduct was unlawful; or (z) the Indemnitee intentionally breached his duty to the Company or its stockholders. Each Indemnitee has undertaken to repay the Company for any costs or expenses so advanced if it shall ultimately be determined by a court of competent jurisdiction in a final, nonappealable adjudication that he is not entitled to indemnification under an Indemnity Agreement.

PERFORMANCE GRAPH

    The following performance graph compares the monthly percentage change in the Company's cumulative total stockholder return on its common stock since June 14, 1995 as compared to the Nasdaq National Market as a whole and as compared to the S&P Machinery (Diversified) Index.

                       COMPARISON OF 1 MONTH CUMULATIVE RETURN*
        Among Western Power & Equipment Corp., The Nasdaq Stock Market-US Index
                      and the S&P Machinery (Diversified) Index

                                                       FISCAL YEAR ENDING
                                                       ------------------
          COMPANY                      6/14/95        1995           1996
          -------                      -------        ----           ----

  Western Power & Equipment Corp.        100            98             66

  Nasdaq Stock Market-US                 100           116            127

  S&P Machinery (Diversified)            100           110            112


* Assumes $100 invested on June 14, 1995 in the Company's Common Stock or on May 31, 1995 in the S&P Index, including reinvestment of dividends. Fiscal year ending July 31.

    As shown in the above performance graph, a $100 investment in the Company made on the effective date of the Company's initial public offering was worth $66 at July 31, 1996, as compared to $127 in a comparable NASDAQ Broad Market investment, and as compared to $112 in a comparable S&P Machinery (Diversified) Index investment. The corporations comprising the S&P Machinery (Diversified) Index are as follows: Briggs & Stratton, Caterpillar, Cooper Industries, Deere & Co., Harnischfeger, Ingersoll Rand, NACCO Industries (class A), Timken and Varity.


                           SECURITY OWNERSHIP OF MANAGEMENT
                              AND PRINCIPAL SHAREHOLDERS


    The following table sets forth certain information as of October 21, 1996 with respect to the beneficial ownership of the Common Stock of the Company by each beneficial owner of more than 5% of the outstanding shares of the Common Stock of the Company, each director and nominee for director and all officers and directors of the Company as a group. Unless otherwise indicated, the owners have sole voting and investment power with respect to their respective shares.

                                                             PERCENTAGE
                                                                 OF
                           NUMBER OF SHARES OF COMMON        OUTSTANDING
   NAME AND ADDRESS OF        STOCK OF THE COMPANY             COMMON
    BENEFICIAL OWNER          BENEFICIALLY OWNED            STOCK OWNED
    ----------------           ------------------            -----------

   American United
   Global, Inc.
   25 Highland Blvd.
   Dix Hills, NY 11746            2,000,000                    56.6%

   Robert M. Rubin
   6060 Kings Gate Circle
   Del Ray Beach, FL  33484        430,000(1)(3)               12.2%

   C. Dean McLain
   4601 N.E. 77th Avenue
   Suite 200
   Vancouver, WA  98662            513,806(2)(3)               12.2%

   James Penland
   50 Hillcrest Drive
   Weaverville, NC 28787              5,000(4)                    *

   Harold Chapman
   4614 Highway 763 North
   Columbia, Missouri  65202          5,000(4)                    *

   All directors and executive
   officers as a group
   (5 persons)                    1,003,806(1)(2)(3)(4)(5)      25.8%
-----------------------
* Less than 1%

(1) Represents Mr. Rubin's indirect ownership in the Company through his beneficial ownership of an aggregate of 1,775,798 voting shares of American United Global, Inc., the Company's principal stockholder ("AUGI"), including options to purchase an additional 80,000 shares of AUGI common stock. Mr. Rubin's beneficial ownership of AUGI voting stock represents 21.5% of AUGI voting stock as at October 20, 1996.

(2) Represents Mr. McLain's indirect ownership in the Company through his beneficial ownership of an aggregate of 20,000 shares of AUGI voting stock and options to purchase an additional 357,750 shares of AUGI common stock, as well as direct beneficial ownership of Company Common Stock through his ownership of exercisable options to acquire 300,000 shares of Company Common Stock. Mr. McLain's beneficial ownership of AUGI common stock represents 4.4% of AUGI voting stock as at October 20, 1995.

(3) Does not include options to purchase 150,000 shares of the Company's Common Stock granted to Mr. McLain in August 1996 which may be exercised at $4.375 per share, 50% commencing on August 1, 1997 and 50% commencing on August 1, 1998, so long as Mr. McLain shall be employed on a full-time basis with the Company on each occasion such options are exercised. Also does not include certain incentive stock options which are issuable to Mr. McLain in the maximum amount of 125,000 shares, based upon the Company achieving certain pre-tax income levels after the fiscal years ending 1998 (75,000 shares) and 2000 (50,000 shares). See "MANAGEMENT - Employment and Incentive Compensation Agreements."

    Does not include options to purchase 150,000 shares of the Company's Common Stock granted to Mr. Rubin on March 5, 1996 which may be exercised at $4.50 per share, 33.3% commencing on March 5, 1997, and 33.3% on each succeeding March 5 until all are vested. Also does not include options to purchase 50,000 shares granted to Mr. Rubin on August 1, 1996 which may be exercised at $4.375 per share, 50% commencing on August 1, 1997 and 50% commencing on August 1, 1998.

(4) Includes options to purchase 5,000 shares of the Company's Common Stock issued to each of Messrs. Chapman and Penland under the terms of the Formula Plan for outside directors.

(5) Includes options to purchase 50,000 shares granted to Thomas Berkompas in December 1995 which may be exercised at $4.50 per share. Does not include options to purchase 30,000 shares granted to Mr. Berkompas, exercisable at $4.375 per share, 50% commencing on August 1, 1997 and 50% commencing on August 1, 1998, so long as Mr. Berkompas shall continue to be employed by the Company on a full-time basis.


                                 CERTAIN TRANSACTIONS

    See "EXECUTIVE COMPENSATION - COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION."

    To assist American United Global, Inc. ("AUGI"), the Company's principal stockholder, in capitalizing the Company and to provide it with ongoing working capital, in November 1992 Robert M. Rubin advanced to AUGI the sum of $1,375,000 as a subordinated loan, which was funded together with related subordinated loans aggregating $525,000 made to AUGI by Lawrence E. Kaplan (until August, 1995 a director of the Company and who became a director of AUGI in March 1993) and his business associates. The proceeds of such loans, aggregating $1,900,000, were used by AUGI to provide part of the initial equity capital for the Company at the time of its 1992 acquisition of 7 Case Corporation ("Case") retail stores. Such loans were evidenced by AUGI notes payable on August 15, 1994 and bearing interest, payable monthly, at the Citibank, N.A. prime rate, plus 1%. All such loans were fully subject and subordinated to all bank and other related secured indebtedness of AUGI and its subsidiaries, including the Company.

    On November 19, 1992, in consideration of his personal guaranty of a portion of a loan to AUGI by its commercial lender and his $1,375,000 loan to AUGI, the proceeds of both of which financings were used to capitalize the Company, Mr. Rubin received, for $1,250, an aggregate of 125,000 shares of AUGI Common Stock. Mr. Rubin agreed that, except in connection with a merger or sale of AUGI as a whole, he will not sell or otherwise transfer any of the 125,000 shares for a minimum of four years from their date of issuance. The closing price of AUGI's Common Stock on the NASDAQ National Market System was $4.94 per share on November 19, 1992.

    On consummation of an AUGI public offering of its securities in February 1994, Mr. Rubin exchanged 1,200,000 shares of AUGI Preferred Stock (which he purchased for $1,200,000) and his $1,375,000 AUGI note due August 15, 1994, for the AUGI Stockholder Note, evidenced by a 9.56% $2,575,000 AUGI unsecured note, payable monthly as to interest and due as to principal on November 30, 1995. Such AUGI Stockholder Note is fully subject and subordinated to all indebtedness for money borrowed by AUGI and its direct and indirect subsidiaries, including Company indebtedness to all institutional lenders and to Case. $1,375,000 of the underlying obligation evidenced by the AUGI Stockholder Note was assumed by the Company effective as at July 31, 1993. The Company applied $1,375,000 of the net proceeds of its 1995 initial public offering (the "Offering") to prepay a like amount of the AUGI Stockholder Note to Mr. Rubin.

    Upon completion of AUGI's February 1994 public offering, the $525,000 of AUGI indebtedness owed to Lawrence E. Kaplan (a member of the AUGI Board of Directors at that time and a former member of the Company's Board of Directors) and his business associates was retired. Mr. Kaplan had lent $131,250 of such $525,000 amount.

    Effective February 17, 1996, the Company acquired substantially all of the operating assets used by Case in connection with its business of servicing and distributing Case construction equipment at a facility located in Sacramento, California (the "Sacramento Operation"). The real property and improvements used in connection with the Sacramento Operation, and upon which the Sacramento Operation is located, were sold by Case for $1,500,000 to the McLain-Rubin Realty Company, LLC ("MRR"), a Delaware limited liability company, the owners of which are Messrs. C. Dean McLain, the President and a director of the Company, and Robert M. Rubin, the Chairman and a director of the Company. Simultaneous with its acquisition of the Sacramento Operation real property and improvements, MRR leased such real property and improvements to the Company under the terms of a 20 year commercial lease agreement dated March 1, 1996 with the Company paying an initial annual rate of $168. Under the lease, such annual rate increases to $192 after five years and is subject to fair market adjustments at the end of ten years. In addition to base rent, the Company is responsible for the payment of all related taxes and other assessments, utilities, insurance and repairs (both structural and regular maintenance) with respect to the leased real property during the term of the lease.

    Upon completion of the Offering, the Company entered into a management agreement with AUGI expiring July 31, 1996, renewable on a year-to-year basis thereafter by mutual agreement, pursuant to which AUGI provides the Company with certain general and administrative services, including tax planning, administering of the annual audit of the Company's financial statements, assistance in the preparation of annual reports, and periodic reports required to be filed by the Company with the Securities and Exchange Commission under the Securities Exchange Act of 1934, including proxy statements, Form

10-K Annual Reports, Form 10-Q Interim Financial Reports, and Form 8-K Reports, maintenance of the Company's continued listing on NASDAQ or other national exchange, financial public relations and other miscellaneous administrative services. Under the terms of such management agreement, the Company pays to AUGI the sum of $10,000 per month, subject to increase or decrease (as the case may be) on a fiscal quarterly basis, commencing October 31, 1995, to reflect actual expenses accrued or anticipated to be paid by AUGI in the next succeeding fiscal quarter. The agreement was terminated effective January 1, 1996 after the principal operations of AUGI were sold and the general and administrative services supplied by AUGI to the Company were discontinued.



            (The remainder of this page has been intentionally left blank)

                          ACTION TO BE TAKEN UNDER THE PROXY

    Unless otherwise directed by the grantor of the proxy, the persons acting under the accompanying proxy will vote the shares represented thereby: (a) for the election of the persons named in the next succeeding table as nominees for directors of the Company; (b) for the proposal to ratify the appointment of Price Waterhouse as the Company's auditors for the current Fiscal Year; (c) for the proposal to authorize and ratify the increase in the number of shares of Common Stock available for the grant of options under the 1995 Employee Stock Option Plan; (d) for the proposal to authorize and ratify the 1995 Non-employee Director Stock Option Plan; and (e) in connection with the transaction of such other business that may be brought before the Meeting, in accordance with the judgment of the person or persons voting the proxy.

I.  ELECTION OF DIRECTORS

NOMINEES

    At the Meeting four directors are to be elected, each to hold office until the next Annual Meeting of Stockholders or until his successor shall be elected and shall qualify. The names of the nominees for election as directors, all of whom are now serving as directors of the Company, and certain information furnished to the Company by such nominees with respect to them, as of April 1, 1996, are set forth below. Unless authority to vote for one or more nominees is withheld, it is intended that shares represented by proxies in the accompanying form will be voted for the election of the following nominees. With respect to any such nominee who may become unable or unwilling to accept nomination or election, it is intended that the proxies will be voted for the election in his stead of such person as the Board of Directors may recommend, but the Board does not know of any reason why any nominee will be unable or unwilling to serve if elected.

                                                  PRINCIPAL
                                                  OCCUPATION
                                     DIRECTOR     DURING LAST
NAME                    AGE           SINCE       FIVE YEARS
----                    ---          --------     -----------

Robert M. Rubin         56             1992           *
C. Dean McLain          43             1993           *
Harold Chapman, Jr.     35             1995           *
James Penland           67             1995           *

-------------------------
* See "DIRECTORS, NOMINEES FOR DIRECTOR AND EXECUTIVE OFFICERS OF THE COMPANY" on pages 3 and 4.


    THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF ALL THE NOMINEES FOR DIRECTOR.

COMMITTEES AND MEETINGS OF THE BOARD

    At present the Board of Directors has two committees, the Compensation Committee and the Audit Committee. The Compensation Committee consists of Harold Chapman, Jr. and James Penland. The function of the Compensation Committee includes responsibility for reviewing the compensation for all of the Corporation's employees and the granting of stock options under the Company's employee stock option plans that may exist and be in effect from time to time. The Audit Committee consists of C. Dean McLain, Harold Chapman, Jr. and James Penland. The function of the Audit Committee includes the review of the Company's financing arrangements and a review of its internal financial controls. During the Fiscal Year ended July 31, 1996, the Board of Directors met 4 times, including actions taken by unanimous written consent of the directors. The Compensation Committee met jointly with the full Board of Directors once, and separately once, during the fiscal year ended July 31, 1996. The Audit Committee met once during the Fiscal Year ended July 31, 1996. All of the nominated directors who served as directors during the Fiscal Year ended July 31, 1996 attended 100% of the meetings of the Board held during periods of their tenure during such year, other than Mr. Penland who failed to attend 50% of such meetings and Mr. Rubin who failed to attend 25% of such meetings. No employee director of the Company receives any directors fees for attendance at Board meetings; Messrs. Chapman and Penland each receives $500 per meeting attended. All directors receive reimbursement for actual expenses related to such attendance. Upon ratification of the 1995 Non-employee Director Stock Option Plan, Messrs. Chapman and Penland will also be entitled to receive options to acquire shares of Company Common Stock during periods in which they serve on the Company's Board of Directors.

II. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JULY 31, 1996

    At the Meeting a vote will be taken on a proposal to ratify the appointment by the Board of Directors of Price Waterhouse independent certified public accountants, as the independent auditors of the Company for the Fiscal Year ending July 31, 1996. Price Waterhouse has no interest in or any relationship with the Company except as its auditors.


    MANAGEMENT BELIEVES THE APPOINTMENT TO BE IN THE BEST INTEREST OF THE COMPANY AND RECOMMENDS THAT IT BE RATIFIED.

    A representative of Price Waterhouse will be present at the Annual Meeting of Stockholders of the Company and will be given an opportunity to make a statement to the shareholders if he so desires. The representative will be available to respond to questions from shareholders.



III. AUTHORIZATION AND RATIFICATION OF THE INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK UNDERLYING THE 1995 EMPLOYEE STOCK OPTION PLAN

    At the Annual Meeting a vote will be taken on a proposal to approve the Amendment to the Company's 1995 Employee Stock Option Plan (the "1995 Plan"), which increases the number of shares of Common Stock underlying stock options available for grant thereunder from the existing 850,000 shares of Common Stock to 1,500,000 shares of Common Stock. A COPY OF THE AMENDMENT TO THE 1995 PLAN IS ANNEXED AS EXHIBIT A. As of November 1, 1996, stock options to purchase 847,000 shares of Common Stock have been granted under the 1995 Plan to the Company's employees and directors. That number of granted options constitutes approximately 99.6% of the number of shares currently available for the granting of options under the 1995 Plan as currently approved by Company stockholders.

    The 1995 Plan was authorized and adopted by the stockholders and the directors of the Company in 1995. The purpose of the 1995 Plan is to provide additional incentive to the directors, officers, employees and consultants of the Company who are primarily responsible for the management and growth of the Company. Each option granted pursuant to the 1995 Plan shall be designated at the time of grant as either an "incentive stock option" or as a "non-qualified stock option."

    ADMINISTRATION OF THE PLAN. The 1995 Plan is administered by the Compensation Committee, which determines whom among those eligible will be granted options, the time or times at which options will be granted, the number of shares to be subject to options, the durations of options, any conditions to the exercise of options and the manner in and price at which options may be exercised. The Compensation Committee is authorized to amend, suspend or terminate the 1994 Plan, except that it is not authorized without stockholder approval (except with regard to adjustments resulting from changes in capitalization) to (i) increase the maximum number of shares that may be issued pursuant to the exercise of options granted under the 1995 Plan; (ii) permit the grant of a non-qualified stock option under the 1995 Plan with an option exercise price less than 85% of the fair market value of the shares at the time such option is granted; (iii) change the eligibility requirements for participation in the 1995 Plan; (iv) extend the term of any option or the period during which any option may be granted under the 1994 Plan; or (v) decrease an option exercise price (although an option may be canceled and a new option granted at a lower exercise price).

    SHARES SUBJECT TO THE PLAN. The 1995 Plan currently provides that options may be granted with respect to a total of 850,000 shares of Common Stock, subject to adjustment upon certain changes in capitalization without receipt of consideration by the Company. In addition, if the Company is involved in a merger, consolidation, dissolution or liquidation, the options granted under the 1995 Plan will be adjusted or, under certain conditions, will terminate, subject to the right of the option holder to exercise his option or a comparable option substituted at the discretion of the Company prior to such event. If any option expires or terminates for any reason, without having been exercised in full, the unpurchased shares subject to such option will be available again for the purposes of the 1995 Plan.

    PARTICIPATION. Any employee, consultant or representative of the Company is eligible to receive incentive stock options or non-qualified stock options granted under the 1995 Plan. Non-employee directors may only receive non-qualified stock options.

    OPTION PRICE. The exercise price of each option shall be determined by the Stock Option Committee. However, the exercise price of each option on the date the option is granted may not be less than (i) 100% of the fair market value of the shares of Common Stock covered by an incentive stock option, or (ii) 85% of the fair market value of the shares of Common Stock covered by a non-qualified stock option. If an incentive stock option is to be granted to an employee who owns over 10% of the total combined voting power of all classes of the Company's stock, then the exercise price may not be less than 110% of the fair market value of the Common Stock covered by the option of the date the option is granted.

    TERMS OF OPTIONS. The Compensation Committee shall, in its discretion, fix the term of each option, provided that the maximum term of each option shall be 10 years. Incentive options granted to an employee who owns over 10% of the total combined voting power of all classes of stock of the Company shall expire not more than five years after the date of grant. The 1995 Plan will provide for the earlier expiration of options of a participant in the event of certain terminations of employment.

    RESTRICTIONS ON GRANT AND EXERCISE. An Option may not be transferred other than by will or the laws of descent and distribution and, during the lifetime of the option holder, may be exercised solely by him. The aggregate fair market value (determined at the time the option is granted) of the shares as to which an employee may first exercise incentive stock options in any one calendar year may not exceed $100,000. The Compensation Committee may impose other conditions to exercise as it deems appropriate.

    OPTION GRANTS. The Company has granted an aggregate of 847,000 Options under the 1995 Plan.

    TERMINATION. The 1995 Plan, unless sooner terminated by the Board of Directors or Compensation Committee, will terminate in February 2005.

    TAX TREATMENT OF OPTIONS. The Federal income tax treatment of non-qualified stock options under the 1995 Plan is generally less favorable to employees than the treatment accorded incentive stock options under the 1995 Plan. The option grantee realizes taxable income, if any, upon his exercise of a non-qualified stock option, not only upon sale of the shares acquired upon option exercise as would be the case for incentive stock options granted under the 1995 Plan. The tax treatment of non-qualified stock options is more favorable to the Company than the treatment accorded to the Company with respect to incentive stock options, because the Company is entitled to a tax deduction with respect to the grant of a non-qualified stock option. With respect to granting a non-qualified stock option, the Company would be entitled to a tax deduction and the optionee would realize taxable income upon being granted a non-qualified stock option, equal to the difference between the option exercise price and the fair market value of the underlying stock on the date of grant.

    The Company currently has no obligation to grant additional options under the 1995 Plan to any person, including any members of the Company's management.

    As of the close of business on October 29, 1996, the market value of the shares of Common Stock underlying all options outstanding under the 1995 Plan was approximately $3,917,375.

    As of October 29, 1996, the persons or groups listed below hold outstanding stock options granted under the 1995 Plan to acquire shares of Common Stock, as follows:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 C. Dean McLain                        450,000 shares
--------------------------------------------------------------------------------
 Robert M. Rubin                       200,000 shares
--------------------------------------------------------------------------------
 Thomas D. Berkompas                    80,000 shares
--------------------------------------------------------------------------------
 All current executive officers
 and directors of the Company
 as a group                            730,000 shares
--------------------------------------------------------------------------------
 All directors and nominees
 for directors as a group              650,000 shares
--------------------------------------------------------------------------------
 All employees who are not
 executive officers of the
 Company, as a group                   107,000 shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


MANAGEMENT BELIEVES APPROVAL OF THE AMENDMENT OF THE COMPANY'S 1995 STOCK OPTION PLAN IS IN THE BEST INTEREST OF THE COMPANY AND RECOMMENDS THAT IT BE AUTHORIZED AND RATIFIED.


IV. AUTHORIZATION AND RATIFICATION OF THE 1995 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

    The Company established the 1995 Stock Option Plan for Non-Employee Directors (the "Directors Plan") on December 28, 1995. A COPY OF THE DIRECTORS PLAN IS ANNEXED AS EXHIBIT B. The purpose of the Directors Plan is to provide additional incentive to the non-employee directors of the Company who share a significant role in and responsibility for guiding management's planning for the growth of the Company. Under the Directors Plan, which is to be administered by a committee of the Company's Board of Directors the members of which are not eligible to participate in the Directors Plan (the "Committee"), each eligible Non-Employee Director will be granted non-qualified options to acquire 2,500 shares of the Company's Common Stock on February 1, 1996, and on each succeeding August 1 upon which such Non-Employee Director is an existing member of the Company's Board of Directors (or the first succeeding business day thereafter on which the Common Stock is traded on the principal securities exchange on which it is listed). The exercise price per share of Common Stock for which each option is exercisable shall be the average of the closing bid and asked prices of the stock (or the closing sale price of the stock if traded on a national securities exchange) as generally reported for the principal securities market on which the Company's Common Stock is listed. Each option granted under the Plan shall be fully exercisable on the date of option grant. Each option granted under the Plan shall expire five years from the date of grant, and shall be subject to earlier termination as hereinafter provided. In the event of the termination of service on the Board by the holder of any option granted under the Directors Plan, other than by reason of mandatory retirement, permanent disability or death, the then outstanding options of such holder shall be exercisable only to the extent that they were exercisable on the date of such termination and shall expire three months after such termination, or on their stated expiration date, whichever occurs first. In the event of termination of service by reason of mandatory retirement pursuant to Board policy or permanent disability of the holder of any option, each of such holder's then outstanding options granted under the Directors Plan will continue to become exercisable in accordance with the terms set forth above, but the holder shall be entitled to exercise such options (including any portions that become exercisable after termination) within three years of such termination, but in no event shall any affected option be exercisable after its expiration date. In the event of the death of the holder of any option, each of the then outstanding options of such holder shall become immediately exercisable in full, and shall be exercisable by the holder's legal representative at any time within a period of three years after death, but in no event shall any affected option be exercisable after its expiration date. However, if the holder dies within two years following termination of service on the Board by reason of mandatory retirement or permanent disability, any option granted under the Directors Plan shall be exercisable only until the earlier of (x) the later of (i) one year after the holder's death or (ii) two years after such termination, or (y) the expiration date of the option. The option exercise price shall be paid in cash and the cash price can be paid with the proceeds of a loan from the Company to the participant for such purpose or by the surrender of shares of Common Stock of the Company, valued at their fair market value on the date of exercise, or by any combination of cash and such shares.


MANAGEMENT BELIEVES AUTHORIZATION AND APPROVAL OF THE DIRECTORS PLAN OF THE COMPANY IS IN THE BEST INTEREST OF THE COMPANY AND RECOMMENDS THAT IT BE AUTHORIZED AND RATIFIED.


OTHER BUSINESS

    While management of the Company does not know of any matters which may be brought before the Meeting other than as set forth in the Notice of Meeting, the proxy confers discretionary authority with respect to the transaction of any other business. It is expected that the proxies will be voted in support of management on any question which may properly be submitted to the meeting.

INCLUSION OF SHAREHOLDER PROPOSALS IN THE COMPANY'S PROXY STATEMENT

    If any shareholder desires to put forth a proposal to be voted on at the 1997 Annual Meeting of Stockholders and wishes that proposal to be included in the Company's Proxy Statement to be delivered to shareholders in connection with such meeting, that shareholder must cause such proposal to be received by the Company at its principal executive office no later than July 18, 1997. Any request for such a proposal, should be accompanied by a written representation that the person making the request is a record or beneficial owner of the lesser of at least 1% of the outstanding shares of the Company's Common Stock or $1,000 in market value of the Company's common shares and has held such shares for a least one year as required by the Proxy Rules of the Securities and Exchange Commission.

AVAILABILITY OF FORM 10-K

    THE COMPANY WILL PROVIDE, WITHOUT CHARGE, TO ANY SHAREHOLDER, UPON WRITTEN REQUEST OF SUCH SHAREHOLDER, A COPY OF THE ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JULY 31, 1996 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

    Any request for a copy of the Form 10-K should include a representation that the person making the request was the beneficial owner, as of the record date, of securities entitled to vote at the Annual Meeting of Stockholders. Such request should be addressed to: Western Power & Equipment Corp., 4601 NE 77th Avenue, Suite 200, Vancouver, Washington 98662; Attention: Secretary.

                 ----------------------------------------------------

                      PLEASE SIGN, DATE AND RETURN THE ENCLOSED
                   PROXY IN THE ENVELOPE PROVIDED FOR SUCH PURPOSE

             ------------------------------------------------------------

                                                                       EXHIBIT A


                                     AMENDMENT TO

                           WESTERN POWER & EQUIPMENT CORP.

                           1995 EMPLOYEE STOCK OPTION PLAN


1.  AMENDMENT

    Section 5 of the Western Power & Equipment Corp. 1995 Employee Stock Option Plan (the "Plan") is hereby amended (the "Amendment") to increase the number of shares of Common Stock of Western Power & Equipment Corp. available for the grant of options under the Plan from 850,000 shares to 1,500,000 shares by deleting existing Section 5(a) thereof in its entirety and substituting the following therefor:

"5. OPTION SHARES

    a. The shares subject to Options granted under this Plan shall be shares of Common Stock and, except as otherwise required or permitted by Subsection 5(b) below, the aggregate number of shares with respect to which Options may be granted shall not exceed 1,500,000 shares. If an Option expires, terminates or is otherwise surrendered, in whole or in part, the shares allocable to the unexercised portion of such Option shall again become available for grants of Options hereunder. As determined form time to time by the Board of Directors, the shares available under this Plan for grants of Options may consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock which have been reacquired by the Company or a subsidiary following original issuance."

2.  EFFECTIVE DATE

         Upon approval by the holders of a majority of the outstanding shares of Common Stock of the Company, the Amendment will become effective on the date upon which such approval is obtained (the "Effective Date").

3.  EFFECT OF AMENDMENT

         Except as amended by the specific terms of this Amendment, the remaining terms and conditions of the Plan shall remain in full force and effect.



                                       ------------------------------
                                       C. Dean McLain, President

                                       Date:  October 31, 1996

                                                                       EXHIBIT B


                           WESTERN POWER & EQUIPMENT CORP.

                  1995 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS


1.  PURPOSES.

    The 1995 Stock Option Plan for Non-Employee Directors (the "Plan") is established to attract, retain and compensate highly qualified individuals who are not employees of Western Power & Equipment Corp.(the "Company") for service as members of the Board of Directors ("Non-Employee Directors") and to provide them with an ownership Interest in the Company's common stock (the "Common Stock"). The Plan will be beneficial to the Company and its stockholders by allowing these Non-Employee Directors to have a personal financial stake in the Company through an ownership interest in the Company's common stock, in addition to underscoring their common interest with stockholders in increasing the value of the Company's stock over the long term.

2.  EFFECTIVE DATE.

    The Plan shall be effective as of the date it is adopted by the Board of Directors of the Company, subject to the approval of the Plan by the holders of at least a majority of the outstanding shares of Company common stock present, or represented, and entitled to vote at the 1996 Annual Meeting of Stockholders. Grants of options may be made under the Plan on and after its effective date, subject to stockholder approval of the Plan as provided above. In the event such approval is not obtained, any options granted under the Plan shall be null and void.

3.  ADMINISTRATION OF THE PLAN.

    The Plan shall be administered by a committee appointed by the Board of Directors and consisting of Directors who are not eligible to participate in the Plan (the "Committee"), or by the full Board of Directors in the event that a Committee has not been appointed (in the event that a Committee has not been appointed, any action hereunder to be taken by the Committee shall be taken by the Board of Directors). Subject to the provisions of the Plan, the Committee shall be authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan and to make all other determinations necessary or advisable for the administration of the Plan; PROVIDED, HOWEVER, that the Committee shall have no discretion with respect to the eligibility or Election of Non-Employee Directors to receive options under the Plan, the number of shares of stock subject to any such options or the Plan, or the purchase price thereunder; and PROVIDED FURTHER, that the Committee shall not have the authority to take any action or make any determination that would materially increase the benefits accruing to participants under the Plan. The Committee's interpretation of the Plan, and all actions taken and determinations made by the Committee pursuant to the powers vested in it hereunder, shall be conclusive and binding upon all parties concerned including the Company, its stockholders and persons granted options under the Plan. The Chairman of the Board and Chief Executive Officer of the Company, or any other officer of the Company as designated by the Committee, shall be authorized to implement the Plan in accordance with its terms and to take or cause to be taken such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes thereof.

4.  PARTICIPATION IN THE PLAN.

    All active members of the Company's Board of Directors who are not as of the date of any option grant employees of the Company or any of its subsidiaries or affiliates shall be eligible to participate in the Plan. Directors emeritus shall not be eligible to participate.

5.  NON-QUALIFIED STOCK OPTIONS.

    Only non-qualified stock options ("Options") may be granted under this Plan.

6.  TERMS, CONDITIONS AND FORM OF OPTIONS.

    (a) OPTION GRANT DATES. Options to purchase Two Thousand Five Hundred (2,500) shares of Common Stock (as adjusted pursuant to Section 8) shall be automatically granted to each eligible Non-Employee Director on February 1, 1996 and on an annual basis to each eligible Non-Employee Director on each August 1 thereafter (or the first succeeding business day thereafter of which the Common Stock is traded on the principal securities exchange on which it is listed).

    (b) EXERCISE PRICE. The exercise price per share of Common Stock for which each option is exercisable shall be 100% of the fair market value per share of Common Stock on the date the Option is granted, which shall be the average of the closing bid and asked prices of the stock (or the closing sale price of the stock if traded on a national securities exchange) as generally reported for the principal securities exchange on which the Company's Common Stock is listed.

    (c) EXERCISABILITY AND TERM OF OPTIONS. Each Option granted under the Plan shall become fully exercisable on the date of grant. Each Option granted under the Plan shall expire five years from the date of grant, and shall he subject to earlier termination as hereinafter provided.

    (d) TERMINATION OF SERVICE. In the event of the termination of service on the Board by the holder of any Option, other than by reason of mandatory retirement, permanent disability or death as set forth in paragraph (e) hereof, the then outstanding Options of such holder shall be exercisable only to the extent that they were exercisable on the date of such termination and shall expire three months after such termination, or on their stated expiration date, whichever occurs first.

    (e) RETIREMENT, DISABILITY OR DEATH. In the event of termination of service by reason of mandatory retirement pursuant to Board policy or permanent disability of the holder of any Option, each of the then outstanding Options of such holder will continue to become exercisable in accordance with Section 6(c) above, but the holder shall be entitled to exercise such Options, including any portions thereof that become exercisable after such termination, within three years of such termination, but in no event, after the expiration date of the Option. In the event of the death of the holder of any Option, each of the then outstanding Options of such holder shall become immediately exercisable in full, and shall be exercisable by the holder's legal representative at any time within a period of three years after death, but in no event after the expiration date of the Option. However, if the holder dies within two years following termination of service on the Board by reason of mandatory retirement or permanent disability, such option shall be exercisable only until (x) the later of (i) one year after the holder's death or (ii) two years after such termination, or (y) the expiration date of the Option, if earlier.

    (f) PAYMENT. The option price shall be paid in cash (whether or not such cash is loaned by the Company to the participant for such purpose) or by the surrender of shares of Common Stock of the Company, valued at their fair market value on the date of exercise, or by any combination of cash and such shares.

7.  SHARES OF STOCK SUBJECT TO THE PLAN.

    The shares that may be purchased pursuant to Options under the Plan shall not exceed an aggregate of 50,000 shares of Company Common Stock (as adjusted pursuant to Section 8). Any shares subject to an Option grant which for any reason expires or is terminated unexercised as to such shares shall again be available for issuance under the Plan.

8.   DILUTION AND OTHER ADJUSTMENT.

    In the event of any change in the outstanding shares of Company Common Stock by reason of any stock split, stock dividend, recapitalization, merger, consolidation, combination or exchange of shares or other similar corporate change, such equitable adjustment shall be made in the Plan and the grants thereunder, including the exercise price of outstanding Options, as the Committee determines are necessary or appropriate, including, if necessary, any adjustments in the maximum number of shares referred to in Section 7 of the Plan. Such adjustment shall be conclusive and binding for all purposes of the Plan.

9.  MISCELLANEOUS PROVISIONS.

    (a) RIGHTS AS STOCKHOLDER. A participant under the Plan shall have no rights as a holder of Company Common Stock with respect to Option grants hereunder, unless and until certificates for shares of such Common Stock are issued to the participant.

    (b) ASSIGNMENT OR TRANSFER. No Options granted under the Plan or any rights or interests therein shall be assignable or transferable by a participant except by will or the laws of descent and distribution. During the lifetime of a participant, Options granted hereunder are exercisable only by, and payable only to, the participant.

    (c) AGREEMENTS. All Options granted under the Plan shall be evidenced by agreements or certificates in such form and containing such terms and conditions (not inconsistent with the Plan) as the Committee shall adopt.

    (d) COMPLIANCE WITH LEGAL REGULATIONS. During the term of the Plan and the term of any Options granted under the Plan, the Company shall at all times reserve and keep available such number of shares as may be issuable under the Plan, and shall seek to obtain from any regulatory body having jurisdiction, including the Office of the Secretary of State of the State of Delaware, any requisite authority required in the opinion of counsel for the Company in order to grant Options to purchase Shares of Company Common Stock or to issue such stock pursuant thereto. If in the opinion of counsel for the Company the transfer, issue or sale of any shares of its stock under the Plan shall not be lawful for any reason, including the inability of the Company to obtain from any regulatory body having jurisdiction authority deemed by such counsel to be necessary to such transfer, issuance or sale, the Company shall not be obligated to transfer, issue or sell any such shares. In any event, the Company shall not be obligated to transfer, issue or sell any shares to any participant unless a registration statement which complies with the provisions of the Securities Act of 1933, as amended (the "Securities Act"), is in effect at the time with respect to such shares or other appropriate action has been taken under and pursuant to the terms and provisions of the Securities Act, or the Company receives evidence satisfactory to the Committee that the transfer, issuance or sale of such shares, in the absence of an effective registration statement or other appropriate action, would not constitute a violation of the terms and provisions of the Securities Act. The Company's obligation to issue shares upon the exercise of any Option granted under the Plan shall in any case be subject to the Company being satisfied that the shares purchased are being purchased for investment and not with a view to the distribution thereof, if at the time of such exercise a result of such issuance of shares would otherwise violate the Securities Act in the absence of an effective registration statement relating to such shares.

    (c) COSTS AND EXPENSES. The costs and expenses of administering the Plan shall be borne by the Company and not charged to any Option or to any Non-Employee Director receiving an Option.

10. AMENDMENT AND TERMINATION OF THE PLAN.

    (a) AMENDMENT. The Committee may from time to time amend the Plan in whole or in part; PROVIDED, that no such action shall adversely affect any rights or obligations with respect to any Options theretofore granted under the Plan, AND PROVIDED FURTHER, that the provisions of Sections 4 and 6 hereof may not he amended more than once every six months, other than to comport with a change in the Internal Revenue Code or regulations thereunder.

    Unless the holders of at least a majority of the outstanding shares of Company Common Stock present, or represented, and entitled to vote at a meeting of stockholders shall have first approved thereof, no amendment of the Plan shall be effective which would (i) increase the maximum number of shares referred to in Section 7 of the Plan or the number of shares subject to Options that may be granted pursuant to section 6(a) of the Plan to any one Non-Employee Director or (ii) extend the maximum period during which Options may be granted under the Plan.

    With the consent of the Non-Employee Director affected, the Committee may amend outstanding agreements or certificates evidencing Options under the Plan in a manner not inconsistent with the terms of the Plan.

    (b)  TERMINATION.  The Committee may terminate the Plan (but not any
Options theretofore granted under the Plan) at any time. The Plan (but not any Options theretofore granted under the Plan) shall in any event terminate on, and no Options shall be granted after, September 1, 2005.

11. COMPLIANCE WITH SEC REGULATIONS.

    It is the Company's intent that the Plan comply in all respects with Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any related regulations. If any provision of this Plan is later found not to be in compliance with such Rule and regulations, the provision shall be deemed null and void. All grants and exercises of Options under this Plan shall be executed in accordance with the requirements of Section 16 of the Exchange Act and regulations promulgated thereunder.

12. GOVERNING LAW.

    The validity and construction of the Plan and any agreements entered into thereunder shall he governed by the laws of the State of Delaware.

                         WESTERN POWER & EQUIPMENT CORP.
                      PROXY-ANNUAL MEETING OF SHAREHOLDERS
                                DECEMBER 4, 1996

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS OF WESTERN POWER & EQUIPMENT CORP. TO BE HELD ON DECEMBER 4, 1996. THE SHAREHOLDER HAS THE RIGHT TO APPOINT AS HIS PROXY A PERSON (WHO NEED NOT BE A SHAREHOLDER) OTHER THAN ANY PERSON DESIGNATED BELOW, BY INSERTING THE NAME OF SUCH OTHER PERSON IN ANOTHER PROPER FORM OF PROXY.

     The undersigned, a shareholder of Western Power & Equipment Corp. (the "Corporation"), hereby revoking any proxy hereinbefore given, does hereby appoint Robert M. Rubin and C. Dean McLain, or either of them, as his proxy with full power of substitution, for and in the name of the undersigned to attend the Annual Meeting of the Stockholders to be held on December 4, 1996 at The Benson Hotel, Lambridge Suite, 309 S.W. Broadway, Portland, Oregon 97205, at 1:30 p.m., local time, and at any adjournments thereof, and to vote upon all matters specified in the notice of said meeting, as set forth herein, and upon such other business as may properly come before the meeting, all shares of stock of said Corporation which the undersigned would be entitled to vote if personally present at the meeting.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR IDENTIFIED BELOW AND FOR ALL PROPOSALS.

1.   The Election of Directors

     Election of the following proposed directors to hold office until the next Annual Meeting of Stockholders or until their successors shall be elected and shall qualify: Robert M. Rubin, C. Dean McLain, Harold Chapman, Jr. and James Penland.

FOR ALL NOMINEES                                       WITHHOLD FOR ALL NOMINEES
                       (EXCEPT AS MARKED TO THE CONTRARY)

(   )                                                                      (   )

AUTHORITY TO WITHHOLD A VOTE FOR ANY OF THE ABOVE NAMED INDIVIDUALS SHOULD BE INDICATED BY LINING THROUGH OR OTHERWISE STRIKING OUT THE NAME OF THE NOMINEE.

2. Ratify the Appointment of Price Waterhouse, LLP as independent auditors for the Corporation for the fiscal year ending July 31, 1997.

     (   ) FOR                (   ) AGAINST       (   ) ABSTAIN

3.   Authorize and ratify an increase in the number of shares underlying the
     1995 Employee  Stock     Option Plan, from 850,000 shares of Common Stock
     to 1,500,000 shares of Common Stock.

     (   ) FOR                (   ) AGAINST       (   ) ABSTAIN

4.   Authorize and ratify the 1995 Stock Option Plan for Non-Employee Director.

     (   ) FOR                (   ) AGAINST       (   ) ABSTAIN

5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

     (   ) FOR                (   ) AGAINST       (   ) ABSTAIN

Dated:                , 1996
      ----------------

                         -----------------------  ---------------------
                         Signature                      Print Name


                         -----------------------  ---------------------
                         Signature, if Jointly Held     Print Name


                         PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREIN, if signing as attorney, executor, administrator, trustee or guardian, indicate such capacity. All joint tenants must sign. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                         The Board of Directors requests that you fill in the date and sign the Proxy and return it in the enclosed envelope.

                         IF THE PROXY IS NOT DATED IN THE ABOVE SPACE, IT IS DEEMED TO BE DATED ON THE DAY ON WHICH IT WAS MAILED BY THE CORPORATION.